UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 1997





                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                                  0-28148                         59-2452823
(State or other jurisdiction           (Commission File Number)           (I.R.S. Employer
of incorporation or organization)                                       Identification No.)



2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                                        33134
(Address of principal executive offices)                                        (Zip Code)


                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address, and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

        On November 7, 1997, The Vincam Group, Inc. (the "Company") announced a three-for-two stock split (the "Stock Split") of its outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"). The Stock Split will be effected in the form of a stock dividend and will entitle each shareholder of record on November 21, 1997 (the "Record Date") to receive an additional share of Common Stock for every two shares of Common Stock held by such shareholder on the Record Date. The stock dividend will be paid on December 10, 1997. The Company will pay cash in lieu of fractional shares resulting from the Stock Split based on the last sale price as reported on the NASDAQ National Market System on the Record Date.

        Statements in this Form 8-K relating to matters that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performances or achievements of The Vincam Group, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such known and unknown risks, uncertainties and other factors include, but are not limited to, the following: (i) potential for unfavorable interpretation of government regulations relating to labor, taxes, insurance, employment matters and the provision of managed care services; (ii) the Company's ability to obtain or maintain all required licenses or certifications required to further expand the range of specialized managed care services offered by the Company; (iii) potential increases in the Company's costs, such as health care costs, that the Company may not be able to reflect immediately in its service fees; (iv) the Company's ability to offer its services to prospective clients in additional states where it has less or no market penetration; (v) the level of acquisition opportunities available to the Company and the Company's ability to efficiently price and negotiate such acquisitions on a favorable basis; (vi) the financial condition of the Company's clients; (vii) additional regulatory requirements affecting the Company; (viii) the impact of competition from existing and new professional employer organizations; (ix) the failure to properly manage growth and successfully integrate acquired companies and operations, and to achieve synergies and other cost savings in the operation of acquired companies; and (x) other factors which are described in further detail in the Company's filings with the Securities and Exchange Commission.








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



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE VINCAM GROUP, INC.


Date: NOVEMBER 7, 1997             By: /S/ STEPHEN L. WAECHTER
      ----------------                ------------------------
                                       Stephen L. Waechter, Chief Financial
                                       Officer and Senior Vice President
                                       Finance and Administration (Principal
                                       Financial Officer)

















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